Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended December 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(60,414,648)
Unrealized Gain (Loss) on Market Value of Futures	(8,784,549)
Interest Income	30,549
ETF Transaction Fees	4,500
Total Income (Loss)	$(69,164,148)

Expenses
Management Fees	$531,781
Professional Fees	103,003
Brokerage Commissions	75,396
Non-interested Directors' Fees and Expenses	7,900
Prepaid Insurance Expense	4,144
Total Expenses	$722,224
Net Income (Loss)	$(69,886,372)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/14	$823,168,060
Additions (500,000 Shares)	24,930,692
Withdrawals (1,400,000 Shares)	(69,091,540)
Net Income (Loss)	(69,886,372)

Net Asset Value End of Month	$709,120,840
Net Asset Value Per Share (14,700,000 Shares)	$48.24

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended December 31, 2014

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	(20,500)
Interest Income	117
Total Income (Loss)	$(20,383)

Expenses
Professional Fees	$3,596
Management Fees	1,612
Non-interested Directors' Fees and Expenses	29
Prepaid Insurance Expense	19
Total Expenses	5,256
Expense Waiver	(3,272)
Net Expenses	$1,984
Net Income (Loss)	$(22,367)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/14	$2,887,994
Net Income (Loss)	(22,367)

Net Asset Value End of Month	$2,865,627
Net Asset Value Per Share (150,000 Shares)	$19.10

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended December 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(6,373)
Unrealized Gain (Loss) on Market Value of Futures	(58,459)
Unrealized Gain (Loss) on Foreign Currency Translations	8
Interest Income	102
Total Income (Loss)	$(64,722)

Expenses
Professional Fees	$4,867
Management Fees	1,294
Brokerage Commissions	53
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	20
Total Expenses	6,258
Expense Waiver	(4,488)
Net Expenses	$1,770
Net Income (Loss)	$(66,492)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/14	$2,363,094
Net Income (Loss)	(66,492)

Net Asset Value End of Month	$2,296,602
Net Asset Value Per Share (100,000 Shares)	$22.97

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended December 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$76
Unrealized Gain (Loss) on Market Value of Futures	(71,836)
Interest Income	90
Total Income (Loss)	$(71,670)

Expenses
Professional Fees	$4,433
Management Fees	1,128
Brokerage Commissions	69
Non-interested Directors' Fees and Expenses	21
Prepaid Insurance Expense	20
Total Expenses	5,671
Expense Waiver	(4,267)
Net Expenses	$1,404
Net Income (Loss)	$(73,074)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/14	$2,054,694
Net Income (Loss)	(73,074)

Net Asset Value End of Month	$1,981,620
Net Asset Value Per Share (100,000 Shares)	$19.82

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(60,420,945)
Unrealized Gain (Loss) on Market Value of Futures	(8,935,344)
Unrealized Gain (Loss) on Foreign Currency Translations	8
Interest Income	30,858
ETF Transaction Fees	4,500
Total Income (Loss)	$(69,320,923)

Expenses
Management Fees	$535,815
Professional Fees	115,899
Brokerage Commissions	75,518
Non-interested Directors' Fees and Expenses	7,974
Prepaid Insurance Expense	4,203
Total Expenses	739,409
Expense Waiver	(12,027)
Net Expenses	$727,382
Net Income (Loss)	$(70,048,305)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/14	$830,473,842
Additions (500,000 Shares)	24,930,692
Withdrawals (1,400,000 Shares)	(69,091,540)
Net Income (Loss)	(70,048,305)

Net Asset Value End of Month	$716,264,689

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that,

to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612